UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172
Exact name of registrant as specified in charter:	World Funds Trust
Address of principal executive offices:	8730 Stony Point Parkway, Suite 205 Richmond, VA 23235
Name and address of agent for service	The Corporation Trust Co., Corporation Trust Center, 1209 Orange St., Wilmington, DE 19801 With Copy to: Practus LLP 11300 Tomahawk Creek Parkway, Ste. 310 Leawood, KS 66211
Registrant's telephone number, including area code:	(804) 267-7400
Date of fiscal year end:	March 31
Date of reporting period:	March 31, 2022

Item #1. Reports to Stockholders.

INDEX	OTG Latin America Fund

ANNUAL REPORT

For the year ended March 31, 2022

OTG Latin America Fund

OTG Latin America Fund

ANNUAL REPORT

OTG Latin America Fund

Dear Shareholder:

OTG Latin America Fund (the “Fund” or “OTGAX”) was launched on May 8, 2019 after months of analysis, product design, and efforts aimed at bringing a single investment vehicle that captured both exposure to the Latin American region and leveraged the experience from a team of investment professionals who were born and raised in the region. As such, OTGAX’s flexible investment strategy and aversion to setting specific targets as far as country, sector, industry, company size and currencies is one of the key differences in our approach. We at MSC Capital, Ltd. (advisors to OTGAX) believe that opportunities can be found if there is disciplined patience and diligence. We also believe that although the Latin American region is physically connected, each country must be treated and analyzed as a separate component.

As we close in on the Fund’s third year of operations, I would like to share with you the following:

As implicit to the name of the Fund, efforts were made to have at least 80% of the portfolio invested in the Latin American region. It is worth noting that not all countries that make up the region are represented in the portfolio holdings. Namely, during this initial period, the Fund had no investments in: Belize, Guatemala, Honduras, Nicaragua, El Salvador, Venezuela, Guyana, Ecuador, Uruguay, Paraguay or Bolivia. The reason for not investing in these countries is quite simple: after analyzing the different options, we did not believe that the opportunities were there. We do actively monitor and analyze these countries should conditions in each country change. We had exposure in Brazil, Mexico and in the Andean zone, which is made up by countries such as Peru, Chile and Colombia. Another aspect worth highlighting is the 20% portion of the Fund`s portfolio that may be invested outside the region. During the last year, we have focused this portion allowed mainly to the US market to gain exposure since the US economy has recovered at a more rapid pace.

The Fund’s portfolio turnover rate for the year was 79.68% which reflects the volume and frequency with which trades were placed. We believe that given the dynamic conditions found in the region (and the rest of the world to a certain extent) daily monitoring (and trading) of the portfolio needs to take place to account for political, social and economic factors. One of the key drivers of the Fund’s trading activity is directly related to the fluctuations in exchange rates that the currencies from the region undergo – often times as a response to funds flowing in (via commodities purchased for example) while other times more as a result of monetary policy being applied. We would like to mention

ANNUAL REPORT

OTG Latin America Fund

Shareholder Letter - continuedMarch 31, 2022

that we monitor exchange rates frequently throughout the day and periodically conduct trend analysis to interpret general headings. Due to the high prices of commodities and given that the region is rich in commodities and precious metals, the region as a whole has undergone a significant appreciation of their local currency during latter part of the Fund’s fiscal year.

We would also like to point out that due to our professional background from an Advisor point of view (banking and finance) we tend to favor investments in this sector throughout the region. We estimate that the region has still a lack of bank penetration and a huge potential ahead. Therefore, we believe that attractive investment opportunities exist in this sector due to the wide-reaching effect of banking services and large portions of the population without access to banking services.

Furthermore, we believe that due to the sustained population growth and increase in purchasing power from a larger middle class, the region`s internal demand for products and services creates a favorable target market for companies focusing on consumer goods and services such as food, beverages, transportation and communications. Local companies can now focus on a much closer (and logistically easier) market, getting one-step closer to elusive economies of scale found in the past.

Finally, we would like to mention that although we believe that there is a housing and infrastructure deficit especially in the larger countries in the region; returns on investments made in this sector have not been as favorable in the equity asset class. We believe this may be due to increases in interest rates, leading to more costly mortgages and in turn lower demand.

Performance in the last year (end of the fiscal year) has netted a return of 17.11%, excluding the impact of the maximum sales charge. We have underperformed our benchmark, the MSCI EM Latin America index (MXLA) which returned 22.93% during the same period. On a very tough year, the recovery was stronger than expected, and we were more defensive holding a good percentage of cash, which at the end was counterproductive during the period.

Market corrections and bear markets inevitably happen. An investor must be able to withstand these drops and stick to a long-term plan. We as the advisor of the Fund, thus, the individual investor, intend to be able to stick with one´s long-term strategic portfolio allocation, and with disciplined rebalancing. It is our objective to maintain a longer full market cycle perspective, not overreacting to short term performance swings, daily news flow, and other emotional/behavioral factors. Within a diversified total portfolio, we believe the Equity and alternative strategies can play important roles.

ANNUAL REPORT

OTG Latin America Fund

Shareholder Letter - continuedMarch 31, 2022

The region has had a very strong start to 2022. The results of the significant fiscal stimulus from every country, but particularly in the US, have driven commodity prices higher. Since Latin America has in abundance many key resources such as oil, iron ore, copper, lithium and food-components like soybeans, wheat, and meat, the region has benefitted tremendously; therefore, the good results in the first part of 2022.

Aggressive interest rate hikes in several Latin American countries to bring inflation under control in 2021 have increased the interest rate differential with the US and this should benefit the region currencies.

All of these factors give us a more optimistic view about the outlook for the region. Food and energy prices are rising rapidly and the Latin American countries not only should benefit from the overall increase in these prices, but also of their diversified commodity export base.

Even though most of the countries in the region already changed governments, the presidential election in Colombia and in Brazil will be monitored carefully given the possible return of former left wing President Lula. The market could respond dramatically to any political volatility if Lula appears to move away from any pragmatic stances.

As always, we will be monitoring and analyzing changes, dynamics and tendencies in the region in an effort to identify investment opportunities.

We appreciate you being a shareholder!

Sincerely,

Mauricio Alvarez

Portfolio Manager of OTG Latin America Fund a & C.E.O. of MSC Capital, Ltd.

La Paz, Bolivia

ANNUAL REPORT

OTG Latin America Fund

Shareholder Letter - continuedMarch 31, 2022

Performance quoted represents past performance; past performance does not guarantee future results

The opinions expressed are those of the Portfolio Manager and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Mutual fund investing involves risk, including possible loss of principal. The risks of investing in foreign companies, including those located in emerging market countries, can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, including recordkeeping standards, less stringent regulation of securities markets and differences in accounting methods. Small- and mid-cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat. The Fund’s performance is expected to be closely tied to social, political, and economic conditions within the Latin American region and may be more volatile than the performance of funds that invest in more developed countries and/or in more than one region. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. The Fund is actively managed. An investment in the Fund is subject to the risk that the investment techniques and risk analyses applied by the Adviser will not produce the desired results.

Distributed by Foreside Fund Services, LLC.

The MSCI Emerging Markets Latin America Index captures large and mid cap representation across six Emerging Markets (EM) countries in Latin America. With 112 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Indexes are unmanaged and it is not possible to invest directly in an index.

This report must be preceded or accompanied by a current prospectus.

ANNUAL REPORT

OTG Latin America Fund

Important Disclosure Statements

The OTG Latin America Fund’s (the “Fund”) prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. To obtain the Fund’s prospectus containing this and other important information, please call 800-673-0550 or click here. Please read the prospectus carefully before you invest. Foreside Fund Services, LLC is the distributor and MSC Capital, Ltd (“the Advisor”) is the investment advisor.

The performance data quoted represents past performance and is not a guarantee of future results. Current performance of the Fund may be lower or higher than the performance data quoted. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Information provided with respect to the Fund’s Performance Data, Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of March 31, 2022 and are subject to change at any time. For most recent information, please call 800-673-0550.

The Advisor waived or reimbursed part of the Fund’s total annual operating expenses. Had the Advisor not waived or reimbursed expenses of the Fund, the Fund’s performance would have been lower.

ANNUAL REPORT

OTG Latin America Fund

COMPARISON OF $10,000 INVESTMENT IN OTG LATIN AMERICA FUND CLASS A SHARES VS. MSCI EMERGING MARKETS LATIN AMERICA INDEX

$11
$10
$9
$8
$7
$6
$5
Thousands
$9,940
$9,699
$9,214
5/8/2019
3/31/2020
3/31/2021
3/31/2022
OTG Latin America Fund with load
MSCI EM Latin America Index
OTG Latin America Fund no load

	Class A Shares
	Total Return One Year Ended 3/31/2022	Average Annual Return Since Inception 5/9/2019 to 3/31/2022
OTG Latin America Fund
without load	17.12%	(1.05%)
with load	11.26%	(2.79%)
MSCI EM Latin America Index	16.68%	(0.21%)

Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

The MSCI Emerging Markets Latin America Index captures large and mid cap representation across 6 Emerging Markets (EM) countries in Latin America. With 112 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Returns do not include dividends and distributions and are expressed in US dollars.

ANNUAL REPORT

OTG Latin America Fund

Portfolio Compositionas of March 31, 2022 (unaudited)

Holdings by Sector/Asset Class	Percent of Net Assets
Corporate Bonds	4.23%
COMMON STOCKS:
Financials	27.67%
Consumer Staples	18.52%
Materials	13.21%
Energy	8.24%
Industrials	2.49%
Communication Services	2.16%
Information Technology	2.03%
Health Care	2.00%
Technology	1.17%
Consumer Discetionary	0.93%
Utilities	0.58%
Exchange Traded Funds	0.74%
Money Market Funds	12.82%
Total Investments	96.79%

See Notes to Financial Statements

ANNUAL REPORT

OTG Latin America Fund

Schedule of InvestmentsMarch 31, 2022

		Shares	Fair Value
4.23%	CORPORATE BONDS

0.18%	COLOMBIA
	Banco GNB Sudameri, 7.500%, 7/30/2022	32,000	$32,098

1.56%	MEXICO
	Credito Real S A B DE 8.000%, 1/21/2028	200,000	23,256
	Unifin Financiera SA DE 7.250%, 9/27/2023	200,000	145,751
	Unifin Financiera SA DE 7.375%, 2/12/2026	200,000	117,220
			286,227

2.49%	PERU
	PERU LNG S.R.L, 5.375%, 3/22/2030	300,000	266,065
	Volcan Cia Minera SAA, 4.375% 2/11/2026	200,000	191,758
			457,823

4.23%	TOTAL CORPORATE BONDS		776,148
	(Cost: $1,114,877)

79.00%	COMMON STOCKS

48.75%	BRAZIL
	Ambev S.A. ADR	143,000	461,890
	Banco Bradesco S.A. ADR	275,486	1,278,255
	Banco Santander (Brasil) S.A. ADR	39,000	296,941
	BRF S.A. ADR*	159,000	631,230
	Cia Brasileira de Distribuicao ADR	80,900	407,736
	Gerdau S.A. ADR	150,750	969,323
	Hapvida Participacoes e Investimentos S.A.	85,000	212,810
	Itau Unibanco Holdings S.A. ADR	192,100	1,096,891

See Notes to Financial Statements

ANNUAL REPORT

OTG Latin America Fund

Schedule of Investments - continuedMarch 31, 2022

		Shares	Fair Value
	JBS SA	36,000	$283,475
	NU Holdings Ltd.*	29,200	225,424
	Pageseguro Digital Ltd.*	5,500	110,275
	Petroleo Brasileiro S.A. ADR	93,150	1,378,620
	Sendas Distribuidora S/A ADR	23,900	410,602
	Suzano SA ADR	24,800	288,176
	Vale S.A. ADR	45,300	905,547
			8,957,195

5.82%	CHILE
	Banco DE Credito Inversion*	3,432	123,630
	Cencosud SA*	105,000	206,851
	Colbun SA*	1,300,000	106,620
	Itau Corpbanca*	107,668,957	239,477
	SMU SA	2,904,500	332,238
	Sociedad Mariz Saam SA*	877,601	61,347
			1,070,163

3.42%	COLOMBIA
	Bancolombia SA ADR	8,950	381,807
	Cementos Argos SA*	102,462	169,186
	Grupo Aval Acciones SA-PF	341,000	76,967
			627,960

0.85%	IRELAND
	Medtronic PLC	1,400	155,330

5.49%	MEXICO
	America Movil SAB ADR	8,500	179,775
	American Movil SAB De-C-Ser L	126,000	133,475
	Cemex SAB-Spons ADR*	50,000	264,500
	Fomento Economico Mexicano S.A.B. de C.V. ADR	22,952	190,563
	Gentera SAB De C.V.*	135,000	114,231
	Grupo Traxion SAB de C.V.*	7,000	11,135
	Wal-Mart de Mexico S.A.B. de C.V.*	28,100	115,155
			1,008,834

See Notes to Financial Statements

ANNUAL REPORT

OTG Latin America Fund

Schedule of Investments - continuedMarch 31, 2022

		Shares	Fair Value
5.50%	PERU
	Alicorp S.A.A.	142,155	$214,508
	Banco BBVA Peru SA*	126,329	76,938
	Cementos Pacasmayo S.A.A.	70,000	95,160
	Ferreyros SA*	268,133	184,442
	Inretail Peru Corp.	4,729	177,432
	Intercorp Financial Services	7,599	262,545
			1,011,025

1.66%	SPAIN
	Banco Santander S.A. ADR	1,272	4,299
	Codere DD30 AC II*	30,000	300,000
			304,299

7.51%	UNITED STATES
	Adobe Inc.*	240	109,349
	CFS	620	120,640
	Comcast Corp.	1,800	84,276
	CreditCorp Ltd.	2,760	474,361
	Goldman Sachs GP	400	132,040
	Mercadolibre Inc.	70	83,264
	Microsoft Corp.	495	152,613
	Nextera Energy	1,600	135,536
	Target Corp.	410	87,010
			1,379,089

79.00%	TOTAL COMMON STOCKS		14,513,895
	(Cost: $11,963,595)

0.74%	EXCHANGE TRADED FUNDS
	iShares Russell 2000 ETF	665	136,505

	TOTAL EXCHANGE TRADES FUNDS
	(Cost: $149,152)		136,505

See Notes to Financial Statements

ANNUAL REPORT

OTG Latin America Fund

Schedule of Investments - continuedMarch 31, 2022

		Shares	Fair Value
12.82%	MONEY MARKET FUNDS
	Morgan Stanley Institutional Liquidity Fund - Institutional Class 0.03%**	2,354,548	$2,354,548
	(Cost: $2,354,548)

96.79%	TOTAL INVESTMENTS
	(Cost: $15,582,172)		17,781,096
3.21%	Other assets, net of liabilities		590,440
100.00%	NET ASSETS		$18,371,536

*Non-income producing

**Effective 7 day yield as of March 31, 2022

ADR - Security represented is held by the custodian bank in the form of American Depository Receipts.

See Notes to Financial Statements

ANNUAL REPORT

OTG Latin America Fund

Statement of Assets and LiabilitiesMarch 31, 2022

ASSETS
Investments at fair value (cost of $15,582,172) (Note 1)	$17,781,096
Cash	15,791
Cash with brokers	553,544
Dividends and interest receivable	17,500
Receivable for fund shares sold	4
Prepaid expenses	23,633
TOTAL ASSETS	18,391,568

LIABILITIES
Accrued advisory fees	3,271
Accrued 12b-1 fees	6,106
Accrued custody fees	4,345
Accrued accounting, administration and transfer agent fees	6,310
TOTAL LIABILITIES	20,032
NET ASSETS	$18,371,536

Net Assets Consist of:
Paid-in-capital applicable to 2,049,650 no par value shares of beneficial interest outstanding, unlimited shares authorized	$17,209,421
Distributable earnings (deficit)	1,162,115
Net Assets	$18,371,536

NET ASSET VALUE PER SHARE
Class A Shares
Net Assets	$18,371,536
Shares Outstanding	2,049,650
Net Asset Value and Redemption Price Per Share	$8.96
Maximum Offering Price Per Share*	$9.43
Redemption Price Per Share**	$8.78

*Includes maximum offering price per share with sales charge of 5.00%

**Redemption Price Per Share of 2% on the proceeds redeemed within 60 days of purchase.

See Notes to Financial Statements

ANNUAL REPORT

OTG Latin America Fund

Statement of OperationsYear Ended March 31, 2022

INVESTMENT INCOME
Dividend (net of foreign tax withheld of $39,675)	$749,202
Interest	119,458
Total investment income	868,660

EXPENSES
Investment advisory fees (Note 2)	180,015
12b-1 fees (Note 2)	40,909
Recordkeeping and administrative services (Note 2)	48,662
Accounting fees (Note 2)	39,297
Custody fees	24,203
Transfer agent fees (Note 2)	18,937
Professional fees	38,755
Filing and registration fees	1,800
Trustee fees	9,518
Compliance fees	7,600
Shareholder servicing and reports	19,167
Insurance	3,182
Proxy expense	6,675
Other	14,875
Total expenses	453,595
Management fee waivers (Note 2)	(127,803)
Net Expenses	325,792
Net investment income (loss)	542,868

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(36,919)
Net realized gain (loss) on options written	18,000
Net realized gain (loss) on foreign currency transactions	(22,200)
Total net realized gain (loss)	(41,119)
Net increase (decrease) in unrealized appreciation (depreciation) of investments	2,195,752
Net increase (decrease) in unrealized appreciation (depreciation) of foreign currency	(26)
Total net increase (decrease) in unrealized appreciation (depreciation)	2,195,726
Net realized and unrealized gain (loss) on investments	2,154,607

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$2,697,475

OTG Latin America Fund

Statement of Changes in Net Assets

See Notes to Financial Statements

ANNUAL REPORT

	Year ended March 31, 2022	Year ended March 31, 2021

Increase (decrease) in Net Assets

OPERATIONS
Net investment income (loss)	$542,868	$86,570
Net realized gain (loss) on investments, short positions, options written and foreign currency transactions	(41,119)	278,087
Net increase (decrease) in unrealized appreciation (depreciation) of investments, and foreign currencies	2,195,726	3,978,966
Increase (decrease) in net assets from operations	2,697,475	4,343,623

DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions	(885,008)	(116,518)
Decrease in net assets from distributions	(885,008)	(116,518)

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold	25	4,500,032
Distributions reinvested	885,008	116,518
Shares redeemed	(774)	—
Increase (decrease) in net assets from capital stock transactions	884,259	4,616,550

NET ASSETS
Increase (decrease) during period	2,696,726	8,843,655
Beginning of period	15,674,810	6,831,155
End of period	$18,371,536	$15,674,810

See Notes to Financial Statements

ANNUAL REPORT

OTG Latin America Fund

Financial HighlightsSelected Per Share Data Throughout Each Period

	Class A
	Year ended March 31, 2022	Year ended March 31, 2021	Period May 8, 2019* to March 31, 2020

Net asset value, beginning of period	$8.11	$5.83	$10.00
Investment activities
Net investment income (loss) (1)	0.28	0.05	0.12
Net realized and unrealized gain (loss) on investments	1.02	2.29	(4.15)
Total from investment activities	1.30	2.34	(4.03)
Distributions
Net investment income	(0.27)	(0.06)	(0.11)
Net realized gain	(0.18)	—	(0.03)
Total distributions	(0.45)	(0.06)	(0.14)
Net asset value, end of period	$8.96	$8.11	$5.83
Total Return**	17.12%	40.12%	(40.90%)
Ratios/Supplemental Data
Ratios to average net assets***
Expenses, gross (2)	2.77%	2.93%	3.46%
Expenses, net of waivers	1.99%	2.07%	2.17%
Net investment income (loss)	3.32%	0.64%	1.45%
Portfolio turnover rate****	79.68%	250.37%	296.18%
Net assets, end of period (000’s)	$18,372	$15,675	$6,831

(1)Per share amounts calculated using the average shares outstanding during the period.

(2)Ratio of total expenses before management fee waivers, excluding proxy costs, would have been 2.73% for the year ended March 31, 2022, 2.81% for the year ended March 31, 2021 and 3.24% for the period May 8, 2019* to March 31, 2020.

*Commencement of operations.

**Total Return is for the period indicated and has not been annualized for periods less than one year.

***Ratios to average net assets have been annualized for periods less than one year.

****Portfolio turnover is for the period indicated and has not been annualized for periods less than one year.

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial StatementsMarch 31, 2022

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The OTG Latin America Fund (the “Fund”) is a series of the World Funds Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on April 9, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a diversified open-end management company. The Fund commenced operations on May 8, 2019. The Fund offers Class A and Class C shares. As of March 31, 2022, the Fund had no Class C shares outstanding.

The investment objective of the Fund is to seek long-term capital appreciation through investments in the equity securities of companies located in Latin America.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation

The Fund records investments at fair value. Investments in securities traded on national securities exchanges are valued at the last reported sale price. Investments in securities included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Trust, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the New York Stock Exchange (“NYSE”), whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Other assets for which market prices are not readily available are valued at their fair

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2022

value as determined in good faith under procedures set by the Trust’s Board of Trustees (the “Board”). Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable for a portfolio security as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. The Fund may use fair value pricing more often due to the Fund’s global focus.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.

Various inputs are used in determining the value of the Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2022

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the level of inputs used to value the Fund’s investments as of March 31, 2022:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets
Corporate Bonds	$—	$776,148	$—	$776,148
Common Stocks	14,213,895	300,000	—	14,513,895
Exchange Traded Funds	136,505	—	—	136,505
Short Term Investments	2,354,548	—	—	2,354,548
	$16,704,948	$1,076,148	$—	$17,781,096

Refer to the Fund’s Schedule of Investments for a listing of the securities by type and country.

There were no transfers into or out of any levels during the year ended March 31, 2022. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period. The Fund held no Level 3 securities at any time during the year ended March 31, 2022.

Security Transactions and Income

Security transactions are accounted for on the trade date. The cost of securities sold is generally determined on a specific identification basis. Realized gains and losses from security transactions are determined on the basis of identified cost for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2022

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Management has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change. Interest and penalties, if any, associated with any federal or state income tax obligations are recorded as income tax expense as incurred.

Reclassification of Capital Accounts

GAAP requires certain components of net assets related to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2022, there were no reclassifications.

Currency Translation

The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2022

end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. Currently, the Fund may engage in selling securities short. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sell short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and cash securities deposited in a segregated account with the Fund’s custodian. The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. The Fund will realize a gain if there is a decline in price of the security between those dates where decline exceeds costs of the borrowing of the security and other transaction costs. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited in size. Until the Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Any realized gain will be decreased, and any realized loss increased by the amount of transaction costs. At March 31, 2022, the Fund held no securities sold short.

Derivatives

The Fund has adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2022

The Fund may use derivatives to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the Fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk and index risk.

The effect of derivative instruments on the Statement of Operations and whose underlying risk exposure is equity price risk for the period ended March 31, 2022 is as follows:

Derivative	Realized Gain (Loss) On Derivatives Recognized in Income*	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income**
Written Options – Put	$10,000	—
Written Options – Call	8,000	—

*Statements of Operations location: Net realized gain (loss) on options written.

**Statements of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on options written.

The effect of the derivative instruments on the Statements of Operations for the year ended March 31, 2022, serve as indicators of the volume of financial derivative activity for the Funds. The following indicates the average monthly volume for the period:

Average notional value of:
Written Options	$40,658

Options

The Fund may write or purchase options contracts primarily to enhance the Fund’s returns and reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2022

and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

NOTE 2 –INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Fund’s investment advisor, MSC Capital, Ltd (the “Advisor”), provides investment services for an annual fee of 1.10% of average daily net assets of the Fund.

The Advisor earned and waived management fees and reimbursed Fund expenses for the year ended March 31, 2022 as follows:

Management Fee Earned	Management Fee Waived	Expenses Reimbursed
$180,015	$127,803	$ —

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) do not exceed 1.70% of the average daily net assets of the Fund. This agreement is in effect until March 2, 2024. Each waiver or reimbursement of an expense by The Advisor is subject to repayment by the Fund within the three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2022

The total amounts of recoverable reimbursements as of March 31, 2022 are as follows:

Recoverable Waivers and/or Reimbursements and Expiration Date
2023	2024	2025	Total
$126,953	$116,742	$127,803	$371,498

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees. The Plan provides that the Fund may pay a fee at an annual rate of up to 0.25% of average net assets of the Class A shares in consideration for distribution related services.

The Fund has adopted a shareholder services plan. Under the shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, including but not limited to: (i) arranging for bank wires; (ii) responding to inquiries from shareholders concerning their investment in the Fund; (iii) assisting shareholders in changing dividend options, account designations and addresses; (iv) providing information periodically to shareholders showing their position in shares; (v) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (vi) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; (vii) providing sub-accounting with respect to shares beneficially owned by shareholders; and (viii) processing dividend payments from the Fund on behalf of shareholders.

For the year ended March 31, 2022, the following fees were incurred:

Class	Type of Plan	Fees Incurred
Class A	12b-1	$40,909

Commonwealth Fund Services, Inc. (“CFS”), acts as the Fund’s administrator, fund accountant and transfer and dividend disbursing agent. For its services, fees to CFS are computed daily and paid monthly. For the year ended March 31, 2022, the following fees were paid by the Fund to CFS:

Administration	Transfer Agent	Accounting
$43,072	$14,965	$16,250

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2022

Certain officers of the Trust are also officers and/or directors of CFS. Additionally, Practus LLP, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is Managing Partner of Practus LLP. Tina H. Bloom, Assistant Secretary of the Trust, is a Partner of Practus LLP. Neither the officers and/or directors of CFS, Mr. Lively or Ms. Bloom receive any special compensation from the Trust or the Fund for serving as officers of the Trust.

NOTE 3 – INVESTMENTS

The cost of purchases and proceeds from the sales of securities other than short-term investments for the year ended March 31, 2022, were as follows:

Purchases	Sales
$13,601,059	$10,494,743

The above amounts do not include $26,425 of premiums received from options written.

NOTE 4 –DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021 were as follows:

	Year ended March 31, 2022	Year ended March 31, 2021
Distributions paid from:
Ordinary income	$885,008	$116,518

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2022

As of March 31, 2022, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$236
Other losses	(109,470)
Net unrealized appreciation	1,271,349
$1,162,115

For tax purposes, the Fund had a current year post October currency loss of $16,595 and a post October capital loss of $92,875. These losses will be recognized on the first business day of the Fund’s fiscal year, April 1, 2022.

The cost of securities for Federal Income tax purposes and the related tax-based net unrealized appreciation (depreciation) consists of:

Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$16,509,747	$1,903,305	$(631,956)	$1,271,349

NOTE 5 – TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Shares of beneficial interest transactions for the Fund were:

	Year ended March 31, 2022	Year ended March 31, 2021
Shares sold	3	748,757
Share reinvested	116,143	14,021
Shares redeemed	(95)	—
Net increase (decrease)	116,051	762,778

NOTE 6 – BORROWINGS AND RISKS

The Fund may engage in borrowing for leverage. The Fund has the ability to borrow funds (leverage) on a secured basis to invest in portfolio securities.

Leverage creates an opportunity for increased income and capital appreciation but at the same time, it creates special risks that will increase the Fund’s exposure to capital risk. There is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2022

The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable mutual funds that do not borrow for leverage. To secure the Fund’s obligation on these loans, the Fund will pledge portfolio securities in an amount deemed sufficient by the lender. Pledged securities will be held by the lender and will not be available for other purposes. The Fund will not be able to sell pledged securities until they are replaced by other collateral or released by the lender. Under some circumstances, this may prevent the Fund from engaging in portfolio transactions it considers desirable. The lender may increase the amount of collateral needed to cover a loan or demand repayment of a loan at any time. This may require the Fund to sell assets it would not otherwise choose to sell at that time.

To the extent the income or capital appreciation derived from securities purchased with Fund assets received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such Fund assets is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. Nevertheless, the Fund may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate under the circumstances.

The Fund has a leverage agreement with Interactive Brokers. During the year ended March 31, 2022, the Fund had no borrowings.

NOTE 7 – ADVANCES

The Fund has a custody agreement with UMB Bank N.A. (“Custodian”) which allows overdrafts (“Advances”). Any such Advance shall not exceed the Fund’s or the 1940 Act’s limitation concerning borrowings. The Fund accrues interest on these Advances at a rate agreed upon in writing from time to time by the Custodian and the Fund. During the year ended March 31, 2022, there were no borrowings.

NOTE 8 – SECTOR RISK

If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2022

the Fund’s portfolio will be adversely affected. As of March 31, 2022, the Fund had 27.67% and 18.52% of the value of its net assets invested in securities within the Financials and Consumer Staples sectors, respectively.

NOTE 9 – OTHER RISKS FOR THE FUND

Market Disruption and Geopolitical Events. Geopolitical and other events, such as war, terrorist attacks, natural disasters, epidemics or pandemics could result in unplanned or significant securities market closures, volatility or declines. Russia’s recent military invasion of Ukraine and the resulting broad-ranging economic sanctions imposed by the United States and other countries, as well as the ongoing COVID-19 pandemic, may continue to disrupt securities markets and adversely affect global economies and companies, thereby decreasing the value of the Fund’s investments. Additionally, sudden or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, industries, or companies, which could reduce the value of the Fund’s investments.

Cyber Security Risk. Failures or breaches of the electronic systems of the Advisor and the Fund’s other service providers, market makers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers, market makers, or issuers of securities in which the Fund invests.

NOTE 10 – SPECIAL SHAREHOLDER MEETING (unaudited)

On March 2, 2022, a special meeting of the shareholders of the OTG Latin America Fund was held for the purpose of considering the approval of a new investment advisory agreement between the World Funds Trust on behalf of the OTG Latin America Fund and MSC Capital, Ltd. The investment advisory agreement was approved by the shareholders of the Fund and the investment advisory agreement became effective on March 2, 2022 based on the following results:

Total Outstanding Shares:	2,049,742
Total Shares Voted:	2,014,789
Voted For:	2,014,789
Voted Against:	0
Abstained:	0

ANNUAL REPORT

OTG Latin America Fund

Notes to Financial Statements - continuedMarch 31, 2022

NOTE 11 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the Statement of Assets and Liabilities through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

ANNUAL REPORT

OTG Latin America Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of
OTG Latin America Fund and the
Board of Trustees of The World Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of OTG Latin America Fund (the “Fund”), a series of the World Funds Trust, including the schedule of investments, as of March 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 8, 2019 (commencement of operations) through March 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 8, 2019 (commencement of operations) through March 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more funds in the World Funds Trust since 1995.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

ANNUAL REPORT

OTG Latin America Fund

Report of Independent Registered Public Accounting Firm - continued

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 31, 2022

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)

Information pertaining to the trustees and executive officers of the Trust is set forth below. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, 1-800-673-0550.

The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235, unless otherwise indicated.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Non-Interested Trustees

NAME, AGE AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David J. Urban (67) Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since July 2013.	20	Independent Trustee for the twelve series of the ETF Opportunities Trust (registered investment company)
Mary Lou H. Ivey (64) Trustee	Indefinite, Since June 2010	Senior Vice President, Episcopal Church Building Fund (national nonprofit organization), since January 2022. Accountant, Harris, Hardy & Johnstone, P.C., (accounting firm), 2008-2021.	20	Independent Trustee for the twelve series of the ETF Opportunities Trust (registered investment company)
Theo H. Pitt, Jr. (86) Trustee	Indefinite, Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997.	20

Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Leeward Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; Starboard Investment Trust for the fourteen series of that trust; and ETF Opportunities Trust for the twelve series of that trust; (all registered investment companies)

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Officers Who Are Not Trustees

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
David A. Bogaert (58) President	Indefinite, Since August 2017	Managing Director of Business Development, Commonwealth Fund Services, Inc. (fund administration and transfer agency),
Karen M. Shupe (58) Treasurer and Principal Executive Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.
Ann T. MacDonald (67) Assistant Treasurer and Principal Financial Officer	Indefinite, Since November 2015	Managing Director, Fund Accounting and Administration, Commonwealth Fund Services, Inc., 2003 to present.
John H. Lively (53) Secretary	Indefinite, Since November 2013	Attorney, Practus LLP, (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to May 2018.
Tina H. Bloom (53) Assistant Secretary	Indefinite, Since November 2018

Attorney, Practus LLP, May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc., November 2017 to May 2018; Director of Fund Administration of Ultimus Fund Solutions, LLC (fund administration and transfer agency) from 2011-2017.

Holly B. Giangiulio (60) Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present. Corporate Accounting and HR Manager from 2010 to 2015.
Julian G. Winters (53) Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Voting Proxies On Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-PORT”. These filings are available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov.

Interim and New Advisory Agreement Approval

OTG Latin America Fund

At a meeting held on December 21, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of the World Funds Trust (the “Trust”) considered the re-approval of a new Investment Advisory Agreement (the “New Advisory Agreement”) and an interim Investment Advisory Agreement (the “Interim Agreement”) between the Trust and MSC Capital Ltd. (the “New Adviser”) in regard to the OTG Latin America Fund (the “Fund”). The Board noted that due to certain changes reported by Strategic Asset Management, Ltd. (“Strategic”), the current adviser of the Fund, impacting its ownership structure, Strategic will not be able to continue serving as the investment adviser to the Fund. The Trustees considered that Strategic recommended that the New Adviser be approved by the Board as the interim adviser, and subject to shareholder approval, the new adviser to the Fund. The Trustees also considered that for the New Adviser to continue to provide investment management services to the Fund beyond the term of the Interim Agreement (maximum term of 150 calendar days), the New Advisory Agreement must be approved by Fund’s shareholders. The Board noted that, at a meeting held on June 24, 2020 (the “June 2020 Meeting”), the Board approved the Interim Agreement and the New Advisory Agreement and the New Adviser as the interim and new investment adviser to the Fund. It was reported to the Board at the June Meeting that the New Adviser is a newly formed entity and that, after approval by the Board, the Interim Agreement would become effective pending certain regulatory approvals related to the New Adviser’s registration as an

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

investment adviser. The Board further noted that, due to delays in obtaining the necessary regulatory approvals by the New Adviser, as of February 2021 the New Advisory Agreement had not yet been provided to shareholders for approval. The Trustees considered that the ownership changes at Strategic had not yet occurred and Strategic continued to manage the Fund under its Advisory Agreement with the Trust (the “Current Advisory Agreement”). The Board noted that, due to the unexpected length of time that had passed since its initial approval of the New Advisory Agreement, the New Advisory Agreement was therefore considered and re-approved by the Board at a meeting held on February 18, 2021 (the “February 2021 Board Meeting”). The Board considered that the necessary regulatory approvals were obtained in October 2021 and the New Advisory Agreement was again re-approved by the Board at a meeting held on November 10, 2021 (the “November 2021 Board Meeting”). It was noted that, effective December 20, 2021, a change in the ownership structure of the New Adviser’s parent company went into effect and the Board again considered the approval of the New Advisory Agreement, taking into consideration the new ownership structure, at the Meeting. The Board further considered that Strategic had continued to manage the Fund under the Current Advisory Agreement and recommended that the New Adviser be approved by the Board as the new adviser to the Fund, subject to shareholder approval. The Trustees noted that the terms of the New Advisory Agreement are identical in all material respects to those of the Current Advisory Agreement, except for the date of commencement and renewal and the name of the investment adviser.

The Trustees considered that, pursuant to the terms of the Interim Agreement, the New Adviser will provide advisory services to the Fund under the Interim Agreement, until the earlier of: (i) the date on which the Fund’s shareholders approve the New Advisory Agreement; or (ii) 150 calendar days from the effective date of the Interim Agreement. The Trustees further considered that the Interim Agreement is identical in all material respects to the Current Advisory Agreement and the New Advisory Agreement except that the Interim Agreement requires all investment advisory fees to be held in escrow pending the approval of the New Advisory Agreement, it has a maximum term of 150 calendar days, and the Board or a majority of the Fund’s outstanding shares may terminate the Interim Agreement at any time, without penalty, on not more than 10 days’ written notice. The Trustees noted that, if the Fund’s shareholders do not approve the New Advisory Agreement with the New Adviser, the New Adviser will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned); however, should the Fund’s shareholders approve the New Advisory Agreement, the Trustees

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

further noted that the escrowed investment advisory fees will be paid to the New Adviser and the Interim Agreement will terminate and the New Advisory Agreement will take effect.

The Board reviewed a memorandum from Trust counsel (“Counsel”), addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the New Advisory Agreement. The Trustees reviewed the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the New Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the New Adviser; (ii) the investment performance of the New Adviser; (iii) the costs of the services provided and profits realized by the New Adviser from its relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund investors; and (v) the New Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board reflected on its decisions at the June 2020 Board Meeting, the February 2021 Board Meeting and the November 2021 Board Meeting to approve the New Advisory Agreement, which has the same advisory fee as, and does not otherwise materially differ from, the Current Advisory Agreement. The Board took into consideration information specifically provided by the New Adviser during the approval process, including information presented to the Board during the December 2021 Board Meeting. The Board also considered information regarding the expense limitation arrangements and the manner in which the Fund would be managed. The Board requested and was provided with information and reports relevant to the approval of the New Advisory Agreement, including: (i) reports regarding the services and support to be provided to the Fund and its shareholders by the New Adviser; (ii) presentations by the New Adviser’s management addressing the investment philosophy, investment strategy, personnel, and operations utilized in managing the Fund; (iii) disclosure information contained in the registration statement of the Trust, including the investment descriptions of the Fund, and a draft Form ADV of the New Adviser; (iv) the investment performance of the Fund; (v) periodic commentary on the reasons for the performance provided by the portfolio manager of the Fund who would continue in that role with the New Adviser; and (vi) the memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the New Adviser, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of expenses for the Fund, its compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by the New Adviser from its relationship with the Trust and the Fund. The Board was provided with, and considered, performance information for the Fund for periods ended September 30, 2021 and information on the new ownership structure of the parent company of the New Adviser but, otherwise, the information provided was identical to the information requested and provided at the June 2020, February 2021 and November 2021 Board Meetings and included a written representation from the New Adviser that such information remains accurate in all material respects. The Trustees also considered the New Adviser’s representation that the change in ownership of its parent company will not affect the operations and the delivery of services to the Fund.

In deciding whether to approve the New Advisory Agreement, the Trustees considered numerous factors, including:

(1)The nature, extent, and quality of the services provided by the New Adviser.

In this regard, the Board considered the responsibilities of the New Adviser under the New Advisory Agreement. The Board reviewed the services to be provided by the New Adviser to the Fund including, without limitation, the process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, the coordination of services for the Fund among the service providers, and the anticipated efforts of the New Adviser to promote the Fund and grow assets. The Board considered that the personnel responsible for accomplishing the foregoing under the Current Advisory Agreement would be the same as under the New Advisory Agreement. The Board considered: the New Adviser’s staffing, personnel, and methods of operating; the education and experience of its personnel; its compliance programs, policies and procedures; and the fact that the change in investment adviser to the New Adviser will not result in any change to the OTG Fund’s portfolio manager or to the operations of the Fund. The Board acknowledged the additional distribution resources that may be available to

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

the New Adviser from its principals. The Board also considered the financial condition of the New Adviser and its ownership structure. It was noted that the New Adviser had engaged a U.S. compliance service provider to provide chief compliance officer services, among other services, to the New Adviser. After reviewing the foregoing and further information from the New Adviser, the Board concluded that the quality, extent, and nature of the services to be provided by the New Adviser were satisfactory and adequate for the Fund.

(2)Investment Performance of the Fund and the New Adviser.

The Board noted that the Fund’s portfolio manager at Strategic has assumed a position with the New Adviser and will continue to the serve as the Fund’s sole portfolio manager. The Board considered that the Fund had relatively little performance returns to review but noted that the Fund was the best performing Fund in Morningstar’s Latin America Stock category for the year to date period and quarter ended September 30, 2021. The Board also considered that the Fund is the New Adviser’s sole client. Based on the foregoing, the Board concluded that the investment performance information presented for the Fund was satisfactory.

(3)The costs of services to be provided, and profits to be realized by the New Adviser from the relationship with the Fund.

In this regard, the Board considered the New Adviser’s staffing, personnel, and methods of operating; the financial condition and projected profitability of the New Adviser and the level of commitment to the Fund by the New Adviser’s principals; the benefits for the New Adviser in managing the Fund; the overall expenses of the Fund; and the nature and frequency of advisory fee payments. The Board also considered that the advisory fee will not change for the Fund under the New Advisory Agreement, and that the fee waivers and expense reimbursements previously provided by Strategic would remain in place under the arrangements in place with the New Adviser through July 31, 2023. The Trustees reviewed information provided by the New Adviser regarding its anticipated profits associated with managing the Fund. The Board compared the fees and expenses of the Fund (including the advisory fee) to those of a peer group selected by Broadridge from Morningstar’s Latin America Stock category (the “Peer Group”) consisting of other funds comparable to the Fund in terms of the type of fund, the style of investment management, the size of fund and the nature of the investment strategy and markets invested in, among other factors. The Board noted that the Peer Group consisted of only three Funds and that all three of the peers’ net assets were significantly higher than the

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Fund’s net assets which limited the relevance of the Peer Group information. The Trustees considered that the Fund’s gross and net expense ratio was the highest of the Peer Group but that its advisory fee was in line with two of the three peers. The Board also determined that the advisory fees were within an acceptable range in light of the services to be rendered by the New Adviser. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the profitability of and the fees paid to the New Adviser were fair and reasonable.

(4)The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.

In this regard, the Board considered that the Fund’s fee arrangements with the New Adviser did not contain breakpoints such that shareholders could experience economies of scale as assets increase. However, the Trustees considered the unique investment strategy of the Fund and determined that the management fee structure was acceptable. The Trustees also noted that the Fund would benefit from economies of scale under its agreements with some of its service providers other than the New Adviser. The Board also considered the expense cap in place for the Fund, which will benefit shareholders immediately (rather than at some larger asset size), and that the New Adviser would continue the expense cap through at least July 31, 2023. Following further discussion of the Fund’s current asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangement with the New Adviser were fair and reasonable and reasonable in relation to the nature and quality of the services to be provided by the New Adviser and that the expense limitation arrangements provided potential savings or protection for the benefit of the Fund’s shareholders.

(5)Possible conflicts of interest and other benefits.

In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; the substance and administration of the New Adviser’s Code of Ethics and other relevant policies of the New Adviser. The Board considered the benefits the New Adviser may derive from managing the Fund other than receiving its advisory fee, which included exposure to US markets, research and access to additional management resources. Following further consideration and discussion, the Board indicated that the New Adviser’s standards and practices

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

relating to the identification and mitigation of potential conflicts of interest, as well as the benefits to be derived by the New Adviser from managing the Fund, were satisfactory.

The Board did not identify any particular information that was most relevant to its consideration to approve the New Advisory Agreement and each Trustee may have afforded different weight to the various factors. After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion and careful review by the Board, the Board determined that the compensation payable under the New Advisory Agreement was fair, reasonable, and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they approved the New Advisory Agreement for an initial two-year term.

Fund’s Liquidity Risk Management Program

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings. The Fund’s Board of Trustees approved the appointment of the Advisor as the Fund’s Liquidity Risk Management Administrator. The Advisor has appointed representatives from their compliance, trading, and portfolio management departments to assist in the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Risk Management Administrator performed an assessment of the Fund’s liquidity risk profile, considering information gathered and its actual experience in administering the program and presented a written report to the Board of Trustees for consideration during the period covered by this semi-annual report. The report concluded that (i) the Fund did not experience significant liquidity challenges during the covered period; (ii) the Fund’s investment strategies remain appropriate for an open-end fund; and (iii) the Fund’s liquidity risk management program is reasonably designed to assess and manage its liquidity risk.

ANNUAL REPORT

OTG Latin America Fund

Fund Expenses (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A shares and (2) ongoing costs, including management fees, distributions (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, October 1, 2021, and held for the period ended March 31, 2022.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ANNUAL REPORT

OTG Latin America Fund

Fund Expenses (unaudited) - continued

	Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Annualized Expense Ratio	Expenses Paid During the Period Ended* 3/31/22
Class A Actual	$1,000.00	$1,073.36	1.95%	$10.08
Class A Hypothetical**	$1,000.00	$1,015.21	1.95%	$9.80

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 182 days in the most recent fiscal half year divided by 365 days in the current year.

**5% return before expenses.

ANNUAL REPORT

OTG Latin America Fund

Privacy Notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The Fund’s Privacy Notice is not part of the annual report.

Investment Adviser:

MSC Capital, Ltd
Calle Ayacucho No. 277
La Paz, Bolivia

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Transfer Agent, Fund Accountant and Administrator:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Custodian:

UMB Bank
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Legal Counsel:

Practus LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

Independent Registered Public Accounting Firm:

Tait, Weller and Baker LLP
Two Liberty Place
50 S 16th St, Suite 2900
Philadelphia, Pennsylvania 19102-2529

ITEM 2.	CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $15,750 for 2022 and $15,500 for 2021.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2021.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,500 for 2022 and $2,500 for 2021. The nature of the services comprising these fees include preparation of excise filings and income tax returns and assistance with calculation of required income, capital gain and excise distributions.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2022 and $0 for 2021.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant's Audit Committee must pre-approve all audit and non-audit services to be provided to the  registrant.  The Audit Committee also pre-approves any non-audit  services provided by the registrant's principal  accountant to the OTG Latin America Fund.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)       NA

(c)       0%

(d)       NA

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2022 and $0 for 2021.

(h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant's investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule filed under Item 1 of the Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATEDPURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by  this report by or on behalf of the registrant.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   World Funds Trust

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: June 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: June 7, 2022

By (Signature and Title)*:	/s/ Ann MacDonald
Ann MacDonald Principal Financial Officer
Date: June 7, 2022

* Print the name and title of each signing officer under his or her signature.